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21,742 SHARES                                              EXERCISE PRICE: $0.29

                     STOCK OPTION AGREEMENT - STEPHEN A. HOFFMANN
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THIS STOCK OPTION AGREEMENT - STEPHEN A. HOFFMANN (the "Option Agreement") made and effective as of the 22nd day of October, 1997 (the "Effective Date"), between THERMOVIEW INDUSTRIES, INC., herein referred to as the "CORPORATION", being incorporated under the laws of the State of Nevada, maintaining its principal place of business at 1101 Herr Lane, Louisville, Kentucky 40222; and STEPHEN A. HOFFMANN, herein referred to as "CONSULTANT", of 2408 Greten Lane, Anchorage, Kentucky 40223.

WITNESSETH:

WHEREAS, the variety of services rendered by Consultant, including general business, management and business opportunity evaluation, merger and acquisition location and structuring services, represents an important and valuable aid to the conduct of the Corporation's business enterprise, and as such Corporation deems it to be in the best interests of the Corporation to secure the services of Consultant; and

WHEREAS, the Corporation desires to enter into this Option Agreement with the Consultant containing the terms and conditions hereinafter set forth, and to grant to Consultant an option to purchase shares of the Common Stock of the Corporation.

NOW, THEREFORE, in consideration of the promises and mutual agreements of the parties herein contained, and for other good and valuable consideration, the parties agree as follows:

     1. GRANT OF OPTION. In consideration of the foregoing, the Corporation hereby grants and issues to Consultant the right at the election of the Consultant (hereinafter referred to as the "Option") to purchase up to an aggregate of 21,742 Shares of Common Stock ($.001 par value) of the Corporation at a price of $0.29 per share all of which Options shall be exercisable, in whole or in part, at any time from a period commencing twelve months from the Effective Date hereof and ending sixty (60) months from the Effective Date hereof (the "Expiration Date").

          1.1 ANTI-DILUTION PROVISION. The number of shares underlying the option shall be proportionately increased in the event that the Corporation causes to be issued additional Shares in the form of a stock dividend, stock splits, option exercise at less than book value (with the exception of the exercise of options under (i) the Stock Option Agreement - Clemmens, dated October 22, 1997, by and between the Corporation and Nelson E. Clemmens; (ii) the Stock Option Agreement - Epelbaum, dated October 22, 1997, by and between the Corporation and Roman Epelbaum, and (iii) the Stock Option Agreement - LD Capital, Inc., dated October 22, 1997, by and between the Corporation and LD Capital, Inc.) or other such reclassification; or conversely, proportionately decreased in the event of a reverse split or reclassification. In the event that stockholders of the Corporation

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are granted the right to purchase additional shares from the proceeds of a cash dividend by the Corporation, such event shall be treated as a stock dividend as relates to the option.

     2. METHOD OF EXERCISING OPTION. The Option may be exercised, in whole, or in part at any time prior to 3:00 p.m. Louisville, Kentucky Time on the Expiration Date, by giving written notice to the Corporation to that effect.
The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Corporation of (a) this original Option Agreement (b) a written Notice of Election to Exercise (the "Notice of Election") in the form set forth on the
Schedule I to Option Agreement, to this Option, attached hereto and incorporated herein by reference, specifying the number of Shares to be purchased in not less than one thousand (1,000) share denominations (c) payment of the full purchase price, either by federal funds wire transfer to the bank depository to be specified by the Corporation or by certified check, U.S. funds, payable to the order of the Corporation, or on such other terms as may be acceptable to the Corporation. If the Notice of Exercise is for less than the total of 21,742 Shares, and the time for exercise has not expired, the Corporation shall provide the Consultant with a new or revised Option Agreement for the balance of the Shares then remaining unexercised, upon the same terms and conditions as stated herein.

     3. CORPORATION'S REPRESENTATION. The Corporation represents that it will use its best efforts to prepare, file, and maintain with the appropriate regulatory authorities an effective Registration Statement on Form S-8 (the "Form S-8"), or other applicable form, for the shares of its Common Stock underlying the Option granted by this Option Agreement, such Form S-8 to allow for the immediate resale of the shares subject to the Option Agreement, but only at such time as the Corporation is in compliance with the requirements to use the Form S-8.

     4. RESTRICTION AGAINST ASSIGNMENT. Except as otherwise expressly provided above, Consultant agrees that this Option Agreement and the rights, interests and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Consultant or any other person claiming under Consultant by virtue hereof. Such rights, interests or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, or hypothecation, or other disposition of this Option Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy or any attachment or similar process thereupon, shall be null and void and without any legal effect.

     5. NOTICES. All notices required to be given by either party shall be in writing and delivered by registered, certified or overnight express mail, return receipt requested, to the party being noticed at the address set forth in the first paragraph of this Option Agreement. Any notice to the Corporation shall be addressed to the attention of the President. Either party may effect a change in such address by a prior written notice.

     6. BINDING ACCEPTANCE. By acceptance of this signed Option Agreement, the Consultant does hereby agree to be bound by all of the terms and conditions set forth herein.

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     7.   GOVERNING LAW.  This Option Agreement shall be construed under the laws of the Commonwealth of Kentucky.

     8. TOTAL AGREEMENT. This Option Agreement is the entire agreement between the parties hereto relating to the subject matter hereof. This Option Agreement rescinds any and all prior agreements and understandings between the parties with respect to the subject matter covered in this Option Agreement.

IN WITNESS WHEREOF, the Corporation has executed this Option Agreement by its duly authorized corporate officer as of the date set forth above.

                                     "Corporation"

                              THERMOVIEW INDUSTRIES, INC.


                              By: /s/ Richard E. Bowlds
                                 ------------------------------------
                                   Richard E. Bowlds
                                   Chief Operating Officer


                              Accepted by:

                                      "Consultant"


                              /s/ Stephen A. Hoffmann
                              ---------------------------------------
                              STEPHEN A. HOFFMANN

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                            SCHEDULE I TO OPTION AGREEMENT
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                            NOTICE OF ELECTION TO EXERCISE

TO:  ThermoView Industries, Inc.
     1101 Herr Lane
     Louisville, KY  40222

The Undersigned Purchaser hereby elects to purchase ____ shares (the "Shares") of the Common Stock ($.001 par value) of ThermoView Industries, Inc. (the "Corporation") pursuant to the terms of the Stock Option Agreement - Stephen A. Hoffmann (the "Option"), dated as of October 22, 1997, by and between the undersigned and the Corporation, (which Option must be surrendered with this Notice of Election To Exercise).

Payment In Full (U.S. Funds) is hereby tendered in the aggregate sum of $______________, which sum represents Shares (maximum 21,742) times the per Share purchase price of $0.29 by:

  ( ) Certified Check or ( ) Federal Funds Wire Transfer to the Corporation's depository bank in accordance with your prior written instructions.
  ( )     By Delivery vs Payment at:_________________________________________
                         or Account #:_______________________________________

You are hereby requested to issue a certificate representing the Shares in the name(s), and to the address(es) as specified below:

Name:________________________________________________________________________
Street:________________________________________Number of Shares:_____________
City:_______________________________State:_________Zip:______________________

     Social Security or Tax I.D. Number:_____________________________________

Purchaser acknowledges that no formal memorandum, prospectus or offering document of any kind has been delivered by the Corporation with specific regard to this Option exercise. However, by virtue of the Purchaser's consulting relationship with, and activities on behalf of the Corporation, sufficient business and other information has been made available by the Corporation to enable Purchaser to fully evaluate the investment potential of the Shares being acquired. The Corporation's representatives have provided information and answered all material questions.

Date:_________________________, _____ _______________________________________

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If no registration statement as to the Option and the Shares is effective as of the date of exercise, include the following paragraph:

     The purchaser represents and warrants that it is purchasing the Shares for investment and not with a view to distribution thereof and understands and acknowledges that the Stock Certificate(s) representing the Shares shall bear the following legend:

          The shares represented by this certificate have not been registered or qualified for sale under the Securities Act of 1933, as amended (the "Act"), or any state securities or blue sky laws, and may not be sold, transferred or otherwise disposed of except pursuant to an exemption from registration or qualification thereunder. The Corporation may require, as a condition to transfer of this certificate, an opinion of counsel satisfactory to the Corporation to the effect that such transfer will not be in violation of the Act or any such laws.

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